EXHIBIT 32.1

GPL Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GPL Holdings, Inc. (the Company) on Form 10-Q for the quarterly period ended ended October 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Sylvester Crawford, Principal Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Sylvester Crawford and will be retained by GPL Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 26, 2024

By: /s/ Sylvester Crawford

Sylvester Crawford,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

GPL Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GPL Holdings, Inc. (the Company) on Form 10-Q for the quarterly period ended October 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Sylvester Crawford, Principal  Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Sylvester Crawford and will be retained by GPL Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 26, 2024

By: /s/ Sylvester Crawford

Sylvester Crawford,

Chief Financial Officer

(Principal Financial Officer)